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                                                                    EXHIBIT 99.1


                           Section 906 Certification


      I, John A. Bryant, Executive Vice President and Chief Financial Officer of Kellogg Company herby certify that the accompanying Annual Report on Form 10-K of Kellogg Company for the fiscal year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kellogg Company.



                          /S/ JOHN A BRYANT
                         -----------------------------
                         Name: John A. Bryant
                         Title: Executive Vice President
                                and Chief Financial Officer
                         Date: March 14, 2003